                                              Securities Act File No. 333-100972

    As filed with the Securities and Exchange Commission on December 5, 2002

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [1]

                                IDEX Mutual Funds
               (Exact Name of Registrant as Specified in Charter)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 851-9777
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                                IDEX Mutual Funds
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 33-02659)

                      IDEX PBHG TECHNOLOGY & COMMUNICATIONS

                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                  888/233-4339

                                                                December 6, 2002

Dear Shareholder:

Your Board of Trustees has called a special meeting of shareholders of IDEX PBHG Technology & Communications, to be held at 10:30 a.m., local time, on February 12, 2003, at the offices of IDEX Mutual Funds ("IDEX"), 570 Carillon Parkway, St. Petersburg, Florida 33716, or any adjournments thereof (the "Special Meeting").

The IDEX Board of Trustees (the "Board") has approved a reorganization (the "Reorganization") of IDEX PBHG Technology & Communications ("Acquired Fund") into IDEX PBHG Mid Cap Growth ("Acquiring Fund") (each a "Fund," collectively, the "Funds"). AEGON/Transamerica Fund Advisers, Inc.("ATFA") serves as investment adviser to both Funds. Pilgrim Baxter & Associates, Ltd. ("PBHG") serves as sub-adviser to both Acquired Fund and Acquiring Fund. Acquired Fund has an investment objective and policies that are similar in certain respects to those of Acquiring Fund. The Reorganization is expected to result in operating expenses that are lower for shareholders.

You are asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of the Funds for your evaluation.

After careful consideration, the IDEX Board unanimously approved this proposal and recommends that shareholders vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you, in any event, to vote your shares by completing and returning the enclosed proxy card, in the envelope provided, at your earliest convenience. You also may INSTEAD vote by Internet, telephone, or facsimile by following the enclosed instructions. If you choose one of these methods, DO NOT return your proxy card unless you later decide to change your vote.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 10:30 A.M. ON FEBRUARY 12, 2003.

Alamo Direct ("Alamo") a professional solicitation firm, will assist you in the voting process. As the date of the Special Meeting approaches, you may receive a telephone call from Alamo reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                Sincerely,



                                                Brian C. Scott
                                                President

                                IDEX MUTUAL FUNDS

                      IDEX PBHG Technology & Communications
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (888) 233-4339

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                      IDEX PBHG TECHNOLOGY & COMMUNICATIONS
                         TO BE HELD ON FEBRUARY 12, 2003

To the Shareholders:

A special meeting of shareholders of IDEX PBHG Technology & Communications is scheduled for February 12, 2003 at 10:30 a.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, as adjourned from time-to-time (the "Special Meeting").

At the Special Meeting, you will be asked to consider the following proposals:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of IDEX PBHG Technology & Communications (the "Acquired Fund") by IDEX PBHG Mid Cap Growth (the "Acquiring Fund") solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund; and

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on November 15, 2002 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, OR VOTE BY TELEPHONE, BY FACSIMILE, OR THROUGH THE INTERNET so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to IDEX, or by voting in person at the Special Meeting.

                                              By Order of the Board of Trustees



                                              John K. Carter
                                              Vice President, Secretary &
                                              General Counsel

December 6, 2002

Introduction                                                                                        6
Information About Acquiring Fund Performance of Acquiring Fund                                      6
Summary                                                                                             9
Comparison of Investment objectives and Primary Investment Strategies                               9
Comparison of Fees and Expenses                                                                     11
Management Fees                                                                                     11
Expense Limitation Arrangements                                                                     11
Distribution and Service Fees                                                                       11
Administration Fees                                                                                 11
Purchase and Redemption Information                                                                 12
Federal Income Tax Consequences of the Reorganization                                               12
Principal Risks of Investing in Acquiring Fund                                                      12
Relative Performance                                                                                12
Comparisons of Investment Techniques and Risks of the Funds                                         12
The Proposed Reorganization                                                                         13
Additional Information About the Reorganization                                                     14
The Reorganization Plan                                                                             14
Reasons for the Reorganization                                                                      14
Board Consideration                                                                                 14
Capitalization                                                                                      15
Tax Considerations                                                                                  15
Expenses of the Reorganization                                                                      15
Additional Information About the Acquiring Fund                                                     15
Investment Adviser                                                                                  15
Investment Personnel                                                                                16
Additional Information About the Funds                                                              16
Form of Organization                                                                                16
Distributor                                                                                         16
Dividends and Other Distributions                                                                   16
General Information About the Proxy Statement                                                       16
Solicitation of Proxies                                                                             16
Voting Rights                                                                                       17
Other Matters to Come Before the Special Meeting                                                    17
Shareholder Proposals                                                                               17
Where to Obtain Information About the Funds                                                         18
Reports to Shareholders                                                                             18
More Information Regarding the Funds                                                                19
Appendix A                                                                                          25
Appendix B                                                                                          34

                           PROXY STATEMENT/PROSPECTUS

                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 (888) 233-4339

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                FEBRUARY 12, 2003

                      IDEX PBHG TECHNOLOGY & COMMUNICATIONS
                       RELATING TO THE REORGANIZATION INTO
              IDEX PBHG MID CAP GROWTH (COLLECTIVELY, THE "FUNDS")

INTRODUCTION

This Proxy Statement/Prospectus is being furnished to you in connection with a special meeting of shareholders of IDEX PBHG Technology & Communications scheduled to be held on February 12, 2003, as adjourned from time-to-time (the "Special Meeting"). As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (the "Reorganization") of IDEX PBHG Technology & Communications (the "Acquired Fund") into IDEX PBHG Mid Cap Growth (the "Acquiring Fund") (each a "Fund," collectively, the "Funds"), each a series of IDEX Mutual Funds ("IDEX"), an open-end management investment company. Under an Agreement and Plan of Reorganization, Acquired Fund would transfer all of its assets to Acquiring Fund in exchange for shares of beneficial interest of Acquiring Fund and the assumption by Acquiring Fund of Acquired Fund's liabilities. You are being asked to vote on the Agreement and Plan of Reorganization through which this transaction would be accomplished.

Because you, as a shareholder of Acquired Fund, are being asked to approve the Reorganization that will result in a transaction in which you ultimately will hold shares of Acquiring Fund, this Proxy Statement also serves as a Prospectus for Acquiring Fund. The Reorganization will allow you to participate in a Fund with a similar investment objective and certain similar strategies. Acquiring Fund seeks to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") has been filed with the U.S. Securities and Exchange Commission ("SEC"), contains additional information about the Funds, and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the IDEX Prospectus, and the IDEX SAI, both dated November 11, 2002, which is incorporated herein by reference and may be obtained without charge by calling 1-(888) 233-4339. IDEX also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The IDEX annual report, dated October 31, 2001, is incorporated herein by reference. You may receive a copy of the most recent IDEX annual report and semi-annual report, without charge, by contacting IDEX, P.O. Box 9015, Clearwater, FL 33758-9015 or by calling (888) 233-4339.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  DECEMBER 5, 2002

INFORMATION ABOUT ACQUIRING FUND

PERFORMANCE OF ACQUIRING FUND -- The bar chart and table below provide an indication of the risks of investing in Acquiring Fund by showing (on a calendar year basis) Acquiring Fund's annual total return for its first calendar year of operations and by showing (on a calendar year basis) how Acquiring Fund's average annual returns for a one-year period compare to those of a broad-based securities market index--the Russell Mid Cap Growth Index. The information below is based on the performance of the Class A shares of Acquiring Fund and does not reflect the impact of sales charges. The bar chart and table assume reinvestment of dividends and capital gains distributions. The Fund's past performance is not an indication of how the Fund will perform in the future. Class A Shares:

             YEAR BY YEAR TOTAL RETURN as of 12/31/01 (%)(1)

             Add bar chart to include (17.30)% for 2000; (37.29)% for 2001

                  (1) As of September 30, 2002, the end of the most recent calendar quarter, the fund's year-to-date return for Class A shares was (30.19)%.

During the period shown in the chart, Acquiring Fund's best quarterly performance was 19.81% for the quarter ended June 30, 2001, and the Fund's worst quarterly performance was (37.67)% for the quarter ended March 31, 2001.

The table below shows the average annual total returns of Acquiring Fund if you average actual performance over various lengths of time, compared to the Russell Mid Cap Growth Index. An index has an inherent performance advantage over Acquiring Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Additional information about Acquiring Fund is included in the section "More Information Regarding the Funds."

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)**

                                                                       One Year       Since March 1, 1999
                                                                       --------       -------------------
         Acquiring Fund
            Return before taxes                                        (40.74)%              (0.55)%
            Return after taxes on distributions*                       (40.74)%              (0.79)%
            Return after taxes on distributions                        (24.81)%              (0.48)%
            and sale of fund shares*
         Russell Mid Cap Growth Class A                                (20.15)%               3.02%

---------
* The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

** Returns reflect the maximum sales load of 5.5% and include the reinvestment of dividends and capital gains.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                 CLASS OF SHARES

                                  A                      B                     C                     L                      M
                               ------                  ----                   ----                 -----                  -----
Maximum sales charge
(load) imposed on
purchases (as a % of            5.50%                  None                   None                  None                  1.00%
offering price)

Maximum deferred sales
charge (load) (as a
percentage of purchase          None(a)                5.00%                  None                  2.00%                 1.00%
price or redemption
proceeds, whichever is
lower)

---------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

Annual Fund Operating Expenses
(Expenses Paid from Fund Assets)
(percentage of average daily net assets):

The expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the period ended April 30, 2002. Pro forma fees and expenses show estimated fees and expenses of Acquiring Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)

                                        Distribution &                       Total Annual Fund                         Net Operating
                    Management Fees  service (12b-1) fees  Other Expenses    Operating Expenses  Expense Reduction(1)     Expenses
                    ---------------  --------------------  --------------    ------------------  --------------------  -------------
ACQUIRING FUND
Class A shares           0.80%              0.35%              1.57%              2.72%                 1.00%              1.72%
Class B shares           0.80%              1.00%              1.57%              3.37%                 1.00%              2.37%
Class C shares           0.80%              1.00%              1.57%              3.37%                 1.00%              2.37%
Class M shares           0.80%              0.90%              1.57%              3.27%                 1.00%              2.27%
Class L shares(2)        0.80%              1.00%              1.57%              3.37%                 1.00%              2.37%
ACQUIRED FUND
Class A shares           1.00%              0.35%              2.01%              3.36%                 1.44%              1.92%
Class B shares           1.00%              1.00%              2.01%              4.01%                 1.44%              2.57%
Class C shares           1.00%              1.00%              2.01%              4.01%                 1.44%              2.57%
Class M shares           1.00%              0.90%              2.01%              3.91%                 1.44%              2.47%
Class L shares(2)        1.00%              1.00%              2.01%              4.01%                 1.44%              2.57%

Pro Forma - Acquiring Fund including Acquired Fund
Class A shares           0.80%              0.35%              1.49%              2.64%                 0.89%              1.75%
Class B shares           0.80%              1.00%              1.49%              3.29%                 0.89%              2.40%
Class C shares           0.80%              1.00%              1.49%              3.29%                 0.89%              2.40%
Class M shares           0.80%              0.90%              1.49%              3.19%                 0.89%              2.30%
Class L shares(2)        0.80%              1.00%              1.49%              3.29%                 0.89%              2.40%

---------
(1) Contractual arrangement with ATFA through 10/31/03 for expenses (other than distribution and service (12b-1) fees that exceed 1.40%, on behalf of Acquiring Fund, and 1.60% on behalf of Acquired Fund, excluding 12b-1 fees.
(2) L share information is included for your reference; L shares did not commence operations until November 11, 2002.

EXAMPLE. This example is intended to help you compare the cost of investing in each Fund and in the combined Funds on a pro forma basis. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and Fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

                                                                   1 YEAR*       3 YEARS*         5 YEARS*       10 YEARS*
                                                                   -------       --------         --------       ---------
         ACQUIRING FUND
         Class A shares                                              $715          $1,258          $1,826          $3,364
         Class B shares                                              $740          $1,243          $1,769          $3,443
         Class C shares                                              $240          $  943          $1,669          $3,591
         CLASS M SHARES                                              $427          $1,004          $1,705          $3,564
         CLASS L SHARES                                              $440          $  943          $1,669          $3,591
         ACQUIRED FUND
         Class A shares                                              $734          $1,400          $2,087          $3,907
         Class B shares                                              $760          $1,390          $2,036          $3,986
         Class C shares                                              $260          $1,090          $1,936          $4,126
         Class M shares                                              $447          $1,150          $1,970          $4,100
         Class L shares                                              $460          $1,090          $1,936          $4,126
         PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED
         FUND
         Class A shares                                              $718          $1,245          $1,798          $3,298
         Class B shares                                              $743          $1,230          $1,740          $3,376
         Class C shares                                              $243          $  930          $1,640          $3,525
         Class M shares                                              $430          $  991          $1,676          $3,499
         Class L shares                                              $443          $  930          $1,640          $3,525

If the shares are not redeemed at the end of each period:

                                                                   1 YEAR*       3 YEARS*         5 YEARS*       10 YEARS*
                                                                   -------       --------         --------       ---------
         Acquiring Fund
         Class A shares                                              $715          $1,258          $1,826          $3,366
         Class B shares                                              $240          $  943          $1,669          $3,445
         Class C shares                                              $240          $  943          $1,669          $3,593
         Class M shares                                              $328          $1,004          $1,705          $3,566
         Class L shares                                              $240          $  943          $1,669
         Acquired Fund
         Class A shares                                              $734          $1,400          $2,087          $3,907
         Class B shares                                              $260          $1,090          $1,936          $3,986
         Class C shares                                              $260          $1,090          $1,936          $4,126
         Class M shares                                              $348          $1,150          $1,970          $4,100
         Class L shares                                              $260          $1,090          $1,936          $4,126
         Pro Forma - Acquiring Fund including Acquired
         Fund
         Class A shares                                              $718          $1,245          $1,798          $3,298
         Class B shares                                              $243          $  930          $1,640          $3,376
         Class C shares                                              $243          $  930          $1,640          $3,525
         Class M shares                                              $331          $  991          $1,676          $3,499
         Class L shares                                              $243          $  930          $1,640          $3,525

Class A and Class M shares of the Acquired Fund issued to a shareholder in connection with the Reorganization will not be subject to any initial sales charge. Class B, Class L and Class M shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization.

In addition, the period that the shareholder held shares of the Acquired Fund would be included in the holding period of the Acquiring Fund's shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of Acquired Fund were purchased by shareholders. Likewise, Class M shares of Acquiring Fund issued to shareholder in connection with the Reorganization will convert to Class A shares ten years after the date that the corresponding Class M shares of Acquired Fund were purchased by shareholders.

For more information about Acquiring Funds performance including a discussion of factors that materially impact its performance, please see Appendix B.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the IDEX Prospectus, which is incorporated by reference, and the Agreement and Plan of Reorganization, which is attached hereto as

COMPARISON OF INVESTMENT OBJECTIVES AND PRIMARY INVESTMENT STRATEGIES--

                                    ACQUIRED FUND                                               ACQUIRING FUND
               ------------------------------------------------------      -------------------------------------------------------
INVESTMENT     Seeks growth of capital. Current income is incidental       Seeks capital appreciation.
OBJECTIVE      to this objective.

               -    Acquired Fund pursues its objective by                 -    Acquiring Fund pursues its objective by
                    investing, under normal circumstances at least 80%          investing, under normal circumstances, at least
INVESTMENT          of its net assets in common stocks of small,                80% of its net assets in common stocks, issued by
STRATEGIES          medium or large capitalization companies doing              mid-sized companies with market capitalizations or
                    business in the technology and communication                average revenues between $500 million and $10
                    sectors of the market.                                      billion.

               -    Acquired Fund is non-diversified. This means           -    Acquiring Fund invests primarily in companies
                    the Fund has the ability to take larger positions           that have strong business momentum, earnings
                    in a smaller number of issuers.                             growth and capital appreciation potential.

               -    Under adverse market conditions, Acquired Fund         -    Under adverse market conditions, Acquiring
                    may take a temporary defensive position to                  Fund may take a temporary defensive position to
                    maintain liquidity when economic or market                  maintain liquidity when economic or market
                    conditions are unfavorable for profitable                   conditions are unfavorable for profitable
                    investing. Acquiring Fund may be unable to pursue           investing. Acquiring Fund may be unable to pursue
                    its investment objective during that time.                  its investment objective during that time.

               -    Acquired Fund may also invest in cash or cash          -    Acquiring Fund may also invest in cash or cash
                    equivalents for temporary defensive purposes when           equivalents for temporary defensive purposes when
                    market conditions warrant (which is inconsistent            market conditions warrant (which is inconsistent
                    with the Fund's principal investment strategies).           with the Fund's principal investment strategies).
                    To the extent it is invested in these securities,           To the extent it is invested in these securities,
                    Acquiring Fund may not be able to achieve its               Acquiring Fund may not be able to achieve its
                    investment objective.                                       investment objective.

               PBHG uses its own fundamental research computer models      -    PBHG uses its own fundamental research
               and proprietary measures of growth and business                  computer models and proprietary measures of growth
               momentum in managing Acquiring Fund.                             and business momentum in managing Acquiring
                                                                                Fund.

                                   ACQUIRED FUND                                      ACQUIRING FUND
                     ------------------------------------------            ------------------------------------
                     -        Acquired Fund is non-diversified.            -    Acquiring Fund is diversified.
INVESTMENT
ADVISER              ATFA                                                  ATFA

SUB-ADVISER          PBHG                                                  PBHG

PORTFOLIO
MANAGERS             Michael Ma                                            Gary L. Pilgrim, CFA

As you can see from the chart above, the investment objectives and strategies of the Funds are similar. However, differences do exist, for example, Acquiring Fund invests primarily in equity securities such as common stocks and medium-sized companies, whereas Acquired Fund invests primarily in common stocks of companies doing business primarily in the technology and communications sectors. Acquiring Fund is diversified and Acquired Fund is non-diversified (see definition above).

Following the Reorganization, and in the ordinary course of business as a mutual fund, certain holdings of Acquired Fund that were transferred to Acquiring Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Acquiring Fund.

COMPARISON OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds.

While the Reorganization is anticipated to reduce the total operating expenses for current shareholders of Acquired Fund and will not affect Acquiring Fund's management fees (as a percentage of the Fund's average daily net assets), ATFA may be deemed to have a material interest in the proposed Reorganization because combination of the Funds will relieve ATFA of its obligation to pay sub-advisory fees to PBHG under the sub-advisory agreement applicable to Acquired Fund (although ATFA will continue to pay sub-advisory fees to PBHG with respect to Acquiring Fund), and because the proposed Reorganization is anticipated to reduce ATFA's obligations under the expense limitation arrangements discussed below.

For further information on the fees and expenses of Acquiring Fund, see "More Information Regarding the Funds."

MANAGEMENT FEES - Each Fund pays a management fee:

                     FUND                                                           MANAGEMENT FEE
                -------------                              ---------------------------------------------------------------
                Acquired Fund                              1.00% of the first $500 million of the Fund's average daily net assets; and 0.90% of assets over $500 million. Expense Cap:
                                                           1.60% of the Fund's average daily net assets.

                Acquiring Fund                             0.80% of the first $500 million of the Fund's average daily net assets; and 0.70% of assets over $500 million. Expense Cap:
                                                           1.40% of the Fund's average daily net assets.

ADMINISTRATION FEES - The Funds pay an administrative services fee to AEGON/Transamerica Fund Services, Inc. on a cost incurred basis.

DISTRIBUTION AND SERVICES FEES - The distribution (12b-1) and services fees are the same for both Funds for each respective class of shares. The fees are: 0.35% for Class A shares, 1.00% for Class B, Class C and Class L shares, and 0.90% for Class M shares.

EXPENSE LIMITATION ARRANGEMENTS: Expense limitation arrangements are in place for both of the Funds. Under the terms of the expense limitation arrangements, ATFA has agreed to limit the expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation arrangement for each Fund will remain in effect through at least October 31, 2003. There can be no assurance that the Expense limitation arrangements will continue or remain at the same level after that date. The expense limitation for Acquired Fund is 1.60% and the expense limitation for Acquiring Fund is 1.40%. This information and similar information is shown below in the table entitled "Annual Fund Operating Expenses."

It is expected that combining the Funds will lower expenses currently borne by investors in Acquired Fund.

Purchases of shares of Acquiring Fund after the Reorganization will be subject to the sales load structure described in table below for Acquiring Fund. This is the same load structure that is currently in effect for Acquiring Fund.

PURCHASE AND REDEMPTION INFORMATION -- The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see "Comparison of Fees and Expenses" and "More Information Regarding the Funds."

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION -- The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such you will not recognize a gain or loss as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

PRINCIPAL RISKS OF INVESTING IN ACQUIRING FUND -- The Funds share similar investment risks. Acquired Fund is subject to the principal investment risks of investing in stocks, technology stocks, small- or medium-sized companies risk and risks of non-diversification; Acquiring Fund is subject to the risks of investing in stocks and medium-sized companies risk. For more information regarding the risks of the Funds, see "Comparisons of Investment Techniques and Risks of the Funds."


RELATIVE PERFORMANCE -- The following table shows the average annual total return for each Fund and the listed broad-based securities indexes. Average annual total return is shown for each calendar year since 2001 in the case of Acquired Fund and since 2000 in the case of Acquiring Fund. The indexes have an inherent performance advantage over the Funds, since an index has no cash in its portfolio, and incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

                                              SOUNDVIEW                          RUSSELL MID
   CALENDAR YEAR/                             TECHNOLOGY         ACQUIRING       CAP GROWTH
    PERIOD ENDED       ACQUIRED FUND            INDEX              FUND             INDEX
   -------------       -------------          ----------         ---------       ------------
      12/31/00               N/A                 N/A              (17.30)%         (11.75)%
   -------------       -------------          ----------         ---------       ------------
      12/31/01            (50.88)%            (40.39)%            (37.29)%         (20.15)%
   -------------       -------------          ----------         ---------       ------------


COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS -- The following is a summary of the principal types of securities in which each Fund may invest and strategies the Funds may employ in pursuit of their respective investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of risk. An investment in either Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the primary risks of investing in the Funds. However, the fact that a particular risk is not identified as a main risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a main risk of the Fund. For further information regarding risks of investing in the Funds, see the SAI.

STOCKS. While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES. The Funds may invest in small- or medium-sized companies, which involve greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

TECHNOLOGY AND COMMUNICATION STOCKS (ACQUIRED FUND). Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

NON-DIVERSIFICATION (ACQUIRED FUND). A non-diversified fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

THE PROPOSED REORGANIZATION --On September 9, 2002, the IDEX Board of Trustees approved, with respect to each of the Funds, an Agreement and Plan of Reorganization (the "Reorganization Plan"). Subject to approval of Acquired Fund shareholders, the Reorganization Plan provides for:

- the transfer of all of the assets of Acquired Fund to Acquiring Fund, in exchange for shares of Acquiring Fund;

-        the assumption by Acquiring Fund of all of the liabilities of Acquired
         Fund;

- the distribution of shares of Acquiring Fund to the shareholders of Acquired Fund; and

-        the complete liquidation of Acquired Fund.

The Reorganization is expected to be effective upon the close of business on February 28, 2003, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Acquired Fund would become a shareholder of Acquiring Fund. Each shareholder would receive a number of full and fractional shares of Acquiring Fund equal to the aggregate value of shares of Acquired Fund held by such shareholder as of the close of business on the day of the Closing. As a result of the Reorganization, each owner of shares of each class of Acquired Fund would become a shareholder of the same class of shares of Acquiring Fund.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two similar funds within IDEX. Shareholders in the Fund, are expected to benefit from the elimination of this duplication and from the larger asset base that will result from the Reorganization.

Approval of the Reorganization requires the affirmative vote of the lesser of
(i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented. In the event that the shareholders of Acquired Fund do not approve the Reorganization, Acquired Fund would continue to operate as a separate entity, and the IDEX Board of Trustees would determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE IDEX BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

- Acquired Fund has an investment objective and certain policies that are similar in many respects to the investment objective and policies of Acquiring Fund. Both Acquired Fund and Acquiring Fund seek to maximize long-term growth. Each Fund invests primarily in equity securities. Acquired Fund invests primarily in common stocks of companies doing business in the technology and communications industries in pursuit of its investment objective. Acquired Fund, like most technology funds, has suffered due to the sharp decline in technology stocks. Acquired Fund is a non-diversified fund. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund. Acquiring Fund is a diversified fund.

- Acquired Fund invests at least 80% of its assets in small, medium or large capitalization companies that invest in the technology and communication sectors. Acquired Fund is non-diversified.

- Acquiring Fund invests at least 80% of its assets in a diversified portfolio of equity securities, which include common stocks of medium-sized companies.

- The Funds have the same investment adviser, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA has engaged Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087 to provide sub-advisory services to Acquiring Fund.

- The proposed Reorganization is expected to result in a reduction in total operating expenses, including expenses net of applicable expense reductions, for current shareholders of Acquired Fund.

For further information on fees and expenses, see "Comparison of Fees and Expenses."

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of Acquired Fund to Acquiring Fund solely in exchange for shares of Acquiring Fund. Acquired Fund will distribute the shares of Acquiring Fund received in the exchange to its shareholders, and then Acquired Fund will be liquidated.

After the Reorganization, each shareholder of Acquired Fund will own shares in Acquiring Fund having an aggregate value equal to the aggregate value of shares of Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Acquiring Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which modifies the foregoing summary of the Reorganization Plan in its entirety.

REASONS FOR THE REORGANIZATION -- The Reorganization is one of several reorganizations that are proposed or have already taken place among various IDEX funds. The IDEX complex has grown in recent years through the addition of many funds. IDEX management has proposed the consolidation of several of the IDEX funds that they believe have similar or compatible strategies. Fund performance is also a key factor management considers when evaluating the funds to present to the Board for its consideration. The Reorganization is designed to be part of the proposed reduction of the substantial overlap in funds offered in the IDEX complex, thereby helping to eliminate inefficiencies and confusion about overlapping funds. IDEX also believes that the Reorganization may benefit shareholders by resulting in a surviving fund with a greater asset base. This is expected to provide greater investment opportunities for Acquiring Fund and the potential to take larger portfolio positions. Based upon these considerations, among others, the IDEX Board determined that the Funds should be reorganized.

BOARD CONSIDERATION -- The proposed Reorganization was presented to the IDEX Board of Trustees for consideration and approval at a Special Meeting held September 9, 2002. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940), determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of the Funds and their shareholders.

The IDEX Board of Trustees, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of Acquired Fund and Acquiring Fund;

2. estimates that show that combining the Funds should result in lower expense ratios because of economies of scale;

3. elimination of duplication of costs and inefficiencies of having two similar funds;

4. the Reorganization would not dilute the interests of the Funds' current shareholders;

5. the relative investment performance and risks of Acquiring Fund as compared to Acquired Fund;

6. the similarity of Acquiring Fund's investment objectives, policies and restrictions to those of Acquired Fund;

7. the tax-free nature of the Reorganization to Acquired Fund and its shareholders;

8. the estimated costs to be incurred by Acquiring Fund and Acquired Fund as a result of the Reorganization;

9. the advantages of repositioning Acquired Fund's shareholders from the current volatile atmosphere of the technology industry.

The Board also considered the future potential benefits to IDEX in that its costs to administer both Funds may be reduced if the Reorganization is approved.

CAPITALIZATION -- The following table shows, on an unaudited basis, the capitalization of each Fund as of April 30, 2002 and, on a pro forma basis, as of April 30, 2002, giving effect to the Reorganization (Class L shares were not offered until November 11, 2002):

                                              NET ASSETS                 NET ASSET VALUE PER SHARE       SHARES OUTSTANDING
--------------                                -----------                -------------------------       ------------------
ACQUIRING FUND
--------------                                -----------                         ------                      ---------
Class A Shares                                $24,357,668                         $ 9.63                      2,530,458
--------------                                -----------                         ------                      ---------
Class B Shares                                $34,422,136                         $ 9.40                      3,661,383
--------------                                -----------                         ------                      ---------

Class C Shares                                 $9,150,823                         $ 9.40                        973,346
--------------                                -----------                         ------                      ---------
Class M Shares                                 $4,936,617                         $ 9.44                        523,219
--------------                                -----------                         ------                      ---------
ACQUIRED FUND
--------------                                -----------                         ------                      ---------
Class A Shares                                 $9,224,915                         $ 1.61                      5,732,197
--------------                                -----------                         ------                      ---------
Class B Shares                                $15,287,037                         $ 1.56                      9,777,355
--------------                                -----------                         ------                      ---------
Class C Shares                                 $3,275,248                         $ 1.56                      2,094,798
--------------                                -----------                         ------                      ---------
Class M Shares                                 $2,279,619                         $ 1.57                      1,451,515
--------------                                -----------                         ------                      ---------

     PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED FUND
Class A Shares                                $33,582,582                         $ 9.63                      3,488,812(1)
--------------                                -----------                         ------                      ---------
Class B Shares                                $49,709,173                         $ 9.40                      5,287,421(1)
--------------                                -----------                         ------                      ---------
Class C Shares                                $12,426,070                         $ 9.40                      1,321,725(1)
--------------                                -----------                         ------                      ---------
Class M Shares                                 $7,216,236                         $ 9.44                        764,830(1)
--------------                                -----------                         ------                      ---------

(1) THE NET ASSETS OF ACQUIRED FUND WILL BE CONVERTED TO SHARES BASED ON ACQUIRING FUND'S NET ASSET VALUE PER SHARE.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither Acquired Fund, nor Acquiring Fund, is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Acquired Fund's shareholders.

EXPENSES OF THE REORGANIZATION - ATFA will pay all of the expenses relating to the Reorganization, including, but not limited to, the costs of the proxy solicitation and necessary filing with the SEC.

THE IDEX BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF ACQUIRED FUND APPROVE THE REORGANIZATION.


ADDITIONAL INFORMATION ABOUT ACQUIRING FUND
INVESTMENT ADVISER - AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is Acquiring Fund's investment adviser. On April 30, 2002, the aggregate assets of all of the mutual funds under the investment management of ATFA were approximately $15.8 billion. IDEX has entered into an Investment Advisory Agreement ("Advisory Agreement") on behalf of Acquiring Fund with ATFA wherein ATFA supervises Acquiring Fund's investments and conducts its investment program. The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others to: (i) furnish investment advice and recommendations (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of either IDEX or ATFA, or by a vote of shareholders of Acquiring Fund. Advisory fees are computed and accrued daily and paid monthly.

SUB-ADVISER -- PBHG is Acquiring Fund's sub-adviser. On April 30, 2002, the aggregate assets of all of the mutual funds under the investment management of PBHG were approximately $10.5 billion. PBHG has overall responsibility for the management of the Fund. ATFA and PBHG have entered into an agreement that requires PBHG to provide investment sub-advisory, statistical and research services to Acquiring Fund, supervise and arrange for the purchase and sale of securities on behalf of the Fund, and provide for the maintenance and compilation of records pertaining to the investment sub-advisory function. The agreement with PBHG can be terminated by the Board of Trustees of IDEX upon 60 days' written notice of either party. Sub-Advisory fees are computed and accrued daily and paid monthly.

INVESTMENT PERSONNEL -- The following individual has responsibility for the day-to-day management of Acquiring Fund:

- GARY L. PILGRIM, CFA, leads a team of investment professionals for PBHG Mid Cap Growth. Mr. Pilgrim is the president of Pilgrim Baxter, and has been a growth stock manager for over 30 years. Mr. Pilgrim has managed Acquiring Fund since March 2001.


ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION -- Each of the Funds is a series of IDEX Mutual Funds, an open-end management company organized as a Massachusetts business trust. IDEX is governed by a Board of Trustees, which consists of ten Trustees. For more information regarding the history of IDEX, please see the SAI.

DISTRIBUTOR -- AFSG Securities Corporation ("AFSG"), located at 4333 Englewood Road NE, Cedar Rapids, Iowa 52499, is principal distributor for both Funds. AFSG is an affiliate of IDEX and ATFA. ASFG underwrites and distributes all classes of Fund shares and bears the expense of offering these shares to the public. The Funds pay AFSG, or its agent, a fee for those services. Please see "More Information Regarding the Funds," below, for additional information regarding the fees paid to ASFG by the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS -- Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder requests cash. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of Acquired Fund, then as soon as practicable before the Closing, Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES -- Proxies are being solicited at the request of the IDEX Board of Trustees. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about December 2, 2002. (Shareholders of Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.) In addition to the solicitation of proxies by mail, employees of IDEX and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained Alamo a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of Acquired Fund may receive a telephone call from Alamo asking the shareholder to vote. The estimated costs for the services of Alamo are estimated to be approximately $32,495, plus applicable postage.

In all cases where a proxy is solicited by telephone, Alamo is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, Alamo will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. Alamo will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although Alamo's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement/Prospectus. Alamo will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Alamo immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person, vote online or by facsimile. Should shareholder require additional information regarding the proxy or require replacement of the proxy, they may contact IDEX Customer Service toll-free at (888) 233-4339.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting of Acquired Fund shareholders in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance at the Special Meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal, and may vote in their discretion with respect to other matters not now known to the IDEX Board of Trustees that may be presented at the Special Meeting.

VOTING RIGHTS -- Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Shareholders of Acquired Fund at the close of business on November 15, 2002 (the "Record Date") will be entitled to be present at the Special Meeting to vote with respect to their shares owned as of that Record Date. As of the Record Date, 17,696,125.350 shares of Acquired Fund were outstanding and entitled to vote.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of the Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of Acquired Fund entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of Acquired Fund entitled to vote thereon.

Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the Special Meeting, IDEX expects that broker-dealer firms holding their shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners.

To the knowledge of IDEX, as of November 15, 2002, no Trustee of IDEX beneficially owned 1% or more of the outstanding shares of either Fund, and the officers and Trustees of IDEX beneficially owned, as a group, less than 1% of the shares of either Fund.

As of November 15, 2002, no shareholder owned beneficially 5% or more of the outstanding shares of either Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING -- The Board of Trustees does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS -- The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Funds' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting or to be submitted to shareholders of the Funds.

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS -- Proxy materials, reports and other information filed by IDEX, on behalf of the Funds, can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (http://www.sec.gov) which contains other information about the Funds.

REPORTS TO SHAREHOLDERS -- IDEX will furnish, without charge, a copy of the most recent Annual Report and Semi-Annual Report regarding the Funds upon request. Requests for such reports should be directed to IDEX Mutual Funds at P.O. Box 9015, Clearwater, FL 33758-9015, telephone (888) 233-4339.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

PLEASE NOTE: YOU ALSO MAY INSTEAD VOTE BY TELEPHONE, THROUGH THE INTERNET, OR BY FACSIMILE BY FOLLOWING THE ENCLOSED INSTRUCTIONS. DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY ONE OF THESE METHODS UNLESS YOU LATER DECIDE TO CHANGE YOUR VOTE.

                                                     John K. Carter, Esq.

                                                     Vice President,
                                                     Secretary & General Counsel

December 6, 2002

                      MORE INFORMATION REGARDING THE FUNDS

DISTRIBUTION PLANS AND 12B-1 FEES. The Funds have adopted separate Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") (individually, a "12b-1 Plan," and collectively, the "12b-1 Plans"), applicable to Class A, Class B, Class C, Class L and Class M shares of the Funds.

The distributor for the Funds, AFSG Securities Corporation ("AFSG") receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and re-allows a portion of those fees to the sellers of the shares. AFSG also receives service and distribution fees under the 12b-1 Plans as follows:

Distribution of Class A Shares. For these shares, the Funds may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares. However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

Distribution of Class B Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

Distribution of Class C Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 1.00%, which includes a service fee of 0.25%.

Distribution of Class L Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 1.00%, which includes a service fee of 0.25%.

Distribution of Class M Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 0.90%, which includes a service fee of 0.25%.

Because the Funds have 12b-1 Plans, even though Class B and Class C shares do not carry an up-front sales load, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and Class M shares.

OTHER EXPENSES. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, and the compensation of Trustees who are not affiliated with IDEX. Most Fund expenses are allocated proportionately among all of the outstanding shares of IDEX.

PURCHASING SHARES

IDEX and AFSG reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment is effected through a U.S. bank) generally will not be accepted. IDEX reserves the right to waive minimum investment amounts.

CHOOSING A SHARE CLASS. IDEX offers five shares classes for the Funds, Class A, Class B, Class C, Class L and Class M. Effective November 11, 2002, Class C and Class M were closed to new investors. Class A shares has an initial sales charge of 5.50%, in most cases, and an annual 12b-1 fee of 0.35%; Class B has no up-front sales charge, a deferred sales charge starting at 5.00% if you sell in 6 years or less, and an annual 12b-1 fee of 1.00%; Class C has no up-front sales load and no deferred sales charge with an annual 12b-1 fee of 1.00%; Class L has a 1.00% up-front sales load, with an annual 1.00% 12b-1 fee and a contingent deferred sales charge of 2% if redeemed during the first 12 months of purchase, and 1% if redeemed during the second 12 months of purchase; and Class M has an initial sales charge of 1.00% with a deferred sales charge of 1.00% if you sell in the first 18 months, and an annual 12b-1 fee of 0.90%.

PRICE OF SHARES. When you buy shares, you pay Net Asset Value ("NAV") plus any applicable sales charge. When you sell your shares, you receive NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

DETERMINATION OF NET ASSET VALUE. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 4 p.m. Eastern time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the IDEX Board of Trustees.

AUTOMATIC INVESTMENT PLAN. With an Automatic Investment Plan ("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Call or write IDEX Customer service to establish an AIP.

MINIMUM ACCOUNT BALANCE. IDEX reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $500. If your balance is below $250 due to redemptions, your account will be charged a fee and be liquidated; any applicable Contingent Deferred Sales Charge ("CDSC") will be deducted, and a check will be mailed to you.

EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper order form when all of the required steps set forth in the IDEX prospectus under the section "Shareholder Information" have been completed. If you purchase by wire, however, the order will be deemed to be in proper order after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely manner. If an order or payment is received after the close of regular trading on the New York Stock Exchange (normally, 4:00pm Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. IDEX does not issue share certificates on behalf of its funds.

TELEPHONE ORDERS. IDEX and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. IDEX and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following such transaction. If IDEX and its Transfer Agent do not employ these procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. To enjoy this privilege, you must establish the privilege in advance, when you open your account, or by adding this feature to your existing account.

EXCHANGE PRIVILEGES AND RESTRICTIONS. An exchange privilege is available. You may exchange $500 or more of one fund for shares in the same class of another fund. Any CDSC will be calculated from the date that you purchased your original shares. Exchange requests may be made in writing to the Transfer Agent or by calling IDEX Customer Service at (888) 233-4339. IDEX does not permit market timing or excessive trading and has adopted special policies to discourage these activities.

HOW TO REDEEM SHARES

Shares of the Funds will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day that the New York Stock Exchange is open for business. Payment by bank wire is subject to a $10 service fee, in addition to the fees your bank may charge.

SYSTEMATIC WITHDRAWAL PLAN. You can establish a Systematic Withdrawal Plan ("SWP") either at the time you open your account or at a later date. Call IDEX Customer Service at (888) 233-4339 for assistance. You must have a minimum account balance of $10,000 for this privilege.

PAYMENTS. Payments to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. To request payment, you may also call IDEX Customer Service at (888) 233-4339 and make your request using the automated IDEX In-Touch(SM) system, by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000.

The proceeds of your redemption may be paid by check, or by direct deposit to your bank. Shares will normally re redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER -- ATFA and IDEX have entered into an agreement on behalf of Acquiring Fund wherein ATFA has agreed to provide investment advisory, statistical and research services to the Fund, supervise and arrange for the purchase and sale of securities on behalf of the Fund, and provide for the maintenance and compilation of records pertaining to the sub-advisory function. The agreement can be terminated by the IDEX Board upon 60 days written notice. Investment management fees are computed and accrued daily and paid monthly. For the year ended October 31, 2001, Acquiring Fund paid investment management fees of $819,000 to ATFA.

ATFA has overall responsibility for the management of the Funds. However, subject to the supervision of the IDEX Board, ATFA may hire sub-advisers to assist with management of the funds.

PARENT COMPANY INFORMATION -- ATFA is a wholly-owned indirect subsidiary of Western Reserve Life Assurance Co. of Ohio ("Western Reserve"); Western Reserve is a wholly-owned indirect subsidiary of First AUSA Life Insurance Company ("First AUSA"); and First AUSA is wholly-owned by Transamerica Holding Company LLC which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

ADMINISTRATIVE AGENT -- AEGON/Transamerica Fund Services, Inc. ("ATFS") acts as the administrative agent for IDEX and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. (Prior to July 1, 2002, AFSG provided administrative services to the Fund.) For these services, ATFS receives reimbursement from IDEX on behalf of the Funds on a cost incurred basis.

SHAREHOLDER SERVICING AGENT (TRANSFER AGENT) -- AEGON/Transamerica Investor Services, Inc ("ATIS") acts as the transfer agent for the Funds. (Prior to September 26, 2002, the transfer agent was named Idex Investor Services, Inc.) As such, ATIS performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, ATIS receives an annual per-account charge of $15.39 for each of its shareholder accounts in existence, $2.73 for each new account opened, and $1.63 for each closed account.

FUND TRANSACTIONS --Decisions as to the assignment of fund business for each Fund and negotiation of commission rates are made by the respective Fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at favorable security price) of all Fund transactions. The Advisory Agreement and Sub-Advisory Agreement for each Fund specifically provide that in placing portfolio transactions for a Fund, the Fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a Fund's sub-adviser considers a number of factors, including but not limited to:

         The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

         The nature of the security being traded;

         The size and type of the transaction;

         The nature and character of the markets for the security to be purchased or sold;

         The desired timing of the trade;

         The activity existing and expected in the market for the particular security;

         The quality of the execution, clearance and settlement services;

         Financial stability;

         The existence of actual or apparent operational problems of any broker or dealer; and

         Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser.

A sub-adviser may also consider the sale or recommendation of a Fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Conduct Rules of the National Association of Securities Dealers, Inc.

DIVIDENDS, DISTRIBUTIONS & TAXES

DIVIDENDS AND DISTRIBUTIONS. IDEX generally distributes most or all of its net earnings in the form of dividends. IDEX pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

Any dividends and distributions paid by IDEX will be automatically reinvested in additional shares of the respective class of the Fund, unless you elect to receive dividends in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of payment. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on a Class A, B, C, L and M shares in a fund invested into another fund in the same share class.

FEDERAL TAXES. The Funds qualified, and expect to continue to qualify, as regulated investment companies under the Internal Revenue Code. As a regulated investment company, a Fund is not subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

Fund distributions are taxable as ordinary income to the extent they are attributable to a Fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable as long-term capital gains (at the federal maximum rate of 20%) to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been a shareholder in a Fund and whether you elect to reinvest distributions or receive cash. Certain distributions paid by a Fund in January may be taxable to shareholders as if they were received on the prior December 31.

As of October 31, 2001, IDEX PBHG Mid Cap Growth had capital loss carryforwards totaling $2,310,608, expiring on October 31, 2008. IDEX PBHG Technology & Communications had capital loss carryforwards totaling $4,981,994, expiring on October 31, 2008. The utilization of tax capital loss carryforwards from the Acquired Fund may be limited.

You should rely on your own tax adviser for advice about particular federal, state and local tax consequences of investing in mutual funds.

                     FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand Acquiring Fund's financial performance for its shares for each period shown. No information is shown for Class L shares, which did not commence operations until after the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information through October 31, 2001 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the IDEX financial statements, are included in the IDEX Annual Report, which is available upon request. The information for the period ended 4/30/02 is unaudited and is included in the IDEX Semi-Annual Report, which is also available upon request.

                                                  INVESTMENT OPERATIONS                               DISTRIBUTIONS
                                          -----------------------------------------      ------------------------------------------
                             NET ASSET       NET        NET REALIZED                                      FROM NET
              YEAR OR          VALUE      INVESTMENT        AND                           FROM NET        REALIZED
              PERIOD         BEGINNING      INCOME       UNREALIZED         TOTAL        INVESTMENT        CAPITAL        TOTAL
               ENDED         OF PERIOD      (LOSS)      GAIN (LOSS)      OPERATIONS        INCOME           GAIN      DISTRIBUTIONS
              -------        ---------    ----------    -----------      ----------      ----------       --------    -------------
Class A     04/30/2002(5)       9.24         (0.08)          0.47             0.39            --               --             --
            10/31/2001(5)      20.94         (0.12)       (11.58)          (11.70)            --               --             --
            10/31/2000         14.80         (0.02)          6.47             6.45            --           (0.31)          (0.31)
            10/31/1999         10.00           0.02          4.78             4.80            --               --             --

Class B     04/30/2002(5)       9.05         (0.11)          0.46             0.35            --               --             --
            10/31/2001(5)      20.76         (0.21)       (11.50)          (11.71)            --               --             --
            10/31/2000         14.76         (0.16)          6.47             6.31            --           (0.31)          (0.31)
            10/31/1999         10.00         (0.02)          4.78             4.76            --               --             --

Class C     04/30/2002(5)       9.05         (0.10)          0.45             0.35            --               --             --
            10/31/2001(5)      20.76         (0.22)       (11.49)          (11.71)            --               --             --
            10/31/2000         14.76         (0.16)          6.47             6.31            --           (0.31)          (0.31)

Class M     04/30/2002(5)       9.08         (0.10)          0.46             0.36            --               --             --
            10/31/2001(5)      20.79         (0.20)       (11.51)          (11.71)            --               --             --
            10/31/2000         14.77         (0.14)          6.47             6.33            --           (0.31)          (0.31)
            10/31/1999         10.00         (0.01)          4.78             4.77            --               --             --

                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                                      ----------------------------------------------------------
                                                                        RATIO OF EXPENSES TO        NET INVESTMENT
                                                        NET ASSET     AVERAGE NET ASSETS(1)(3)       INCOME (LOSS)
            YEAR OR         NET ASSET                     END OF      ------------------------        TO AVERAGED      PORTFOLIO
             PERIOD         VALUE END       TOTAL         PERIOD      EXCLUDING                        NET ASSETS       TURNOVER
             ENDED          OF PERIOD      RETURN(2)     (000's)       CREDITS           GROSS           (1)(3)          RATE(4)
            -------         ---------      ---------    ---------     ---------          -----      --------------     ---------
Class A    04/30/2002(5)        9.63         4.24%        24,358         1.72             2.72           (1.59)            96.39
           10/31/2001(5)        9.24      (55.87)%        23,952         1.55             2.12           (0.91)           171.89
           10/31/2000          20.94        43.78%        48,842         1.55             2.06           (0.80)           129.20
           10/31/1999          14.80        48.06%         2,571         1.55             6.95           (0.88)           150.78

Class B    04/30/2002(5)        9.40         3.86%        34,422         2.37             3.37           (2.24)            96.39
           10/31/2001(5)        9.05      (56.42)%        34,017         2.20             2.77           (1.56)           171.89
           10/31/2000          20.76        43.07%        68,184         2.20             2.71           (1.45)           129.20
           10/31/1999          14.76        47.63%         2,875         2.20             7.60           (1.53)           150.78

Class C    04/30/2002(5)        9.40         3.86%         9,151         2.37             3.37           (2.24)            96.39
           10/31/2001(5)        9.05      (56.42)%         8,595         2.20             2.77           (1.56)           171.89
           10/31/2000          20.76        43.07%        16,972         2.20             2.71           (1.45)           129.20

Class M    04/30/2002(5)        9.44         3.98%         4,936         2.27             3.27           (2.14)            96.39
           10/31/2001(5)        9.08      (56.33)%         5,502         2.10             2.67           (1.46)           171.89
           10/31/2000          20.79        43.17%        14,734         2.10             2.61           (1.35)           129.20
           10/31/1999          14.77        47.70%         1,016         2.10             7.50           (1.43)           150.78

Notes to Financial Highlights

(1)      Ratio of Expenses to Average Net Assets shows:

         Excluding Credits (net expense ratio which is total expenses less fee waivers and reimbursements by the investment adviser). Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any).

(2) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A or Class C. Periods of less than one year not annualized.

(3) Periods of less than one year are annualized. The Ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.

(4)      Periods of less than one year are not annualized.

(5) Calculated based on average number of shares outstanding during the period.

The notes to the financial statements are an integral part of these statements.

                                   APPENDIX A
                       AGREEMENT & PLAN OF REORGANIZATION

THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 9th day of September, 2002 by IDEX Mutual Funds (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of IDEX PBHG Mid Cap Growth (the "Acquiring Fund") and IDEX PBHG Technology & Communications (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Class A, Class B, Class C, Class L and Class M voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Trustees of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Trustees of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

         1.1 Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

         1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

         1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be so credited to Class A, Class B, Class C, Class L and Class M Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with
                  Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

         1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.       VALUATION

         2.1 The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Trustees.

         2.2 The net asset value of a Class A, Class B, Class C, Class L or Class M Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Trustees.

         2.3 The number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Class A, Class B, Class C, Class L and Class M shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by Acquired Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for IDEX.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be February 28, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.

         3.2 The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

         3.3 AEGON/Transamerica Investor Services, Inc., as transfer agent for Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class L and Class M shares owned by each such shareholder immediately prior to the Closing.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

                  (a) Acquired Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

                  (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or
                           (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

                  (g) material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

                  (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The

                           Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2001 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring
                           Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

                  (j) Since October 31, 2001 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                  (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph
                           3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

                  (n) The execution and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company, on behalf of Acquired Fund, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

                  (a) Acquiring Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

                  (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

                  (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2001 of Acquiring Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers, LLP independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired
                           Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

                  (i) Since October 31, 2001, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

                  (j) On the Closing Date, all Federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

                  (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

                  (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                  (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and
                           (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.       COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

         5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 Acquired Fund will call a meeting of shareholders of Acquired Fund to consider and act upon this Plan and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 Acquired Fund covenants that the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

         5.5 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

         5.6 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

         5.7 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares received at the Closing.

         5.8 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

         5.9 The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

         5.10 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

         The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

         6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

         7.3 The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

         7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m.

                  Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
         ACQUIRED FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

         8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.      TERMINATION

         This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.      AMENDMENTS

         This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.      HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

         13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

         13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

         13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

         13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Declaration of Trust of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and Acquiring Fund, has caused this Plan to be approved and executed by its President.

                                         IDEX Mutual Funds



                                         By: /s/ Brian C. Scott
                                            -----------------------------------
                                            Name:  Brian C. Scott
                                            Title: President and Chief
                                                   Executive Officer

                                   APPENDIX B


IDEX PBHG MID CAP GROWTH

(formerly IDEX Pilgrim Baxter Mid Cap Growth)


OBJECTIVE/FOCUS

Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.


MARKET ENVIRONMENT

Following the devastating events of September 11 and the brief corresponding decline in market averages, stocks shook off some weak economic data and rose to close the year strong. While investors alternately shifted their focus between the latest news on terrorism and corporate earnings reports, many stocks started to benefit from the continuing military success against the war on terrorism. The Federal Reserve Board ("Fed") continued to try to revive the economy with more interest rate cuts late in 2001.

During the first quarter of 2002, major market indexes produced widely varying returns, as the economic recovery became increasingly visible. Keeping investors on edge and weighing on stocks, however, were concerns surrounding corporate accounting practices. In the broad market, the best returns generally came from the value side of the ledger, reflecting investors' preference for lower risk, non-technology names. Paradoxically, investors also favored those companies that tend to be most sensitive to a recovering economy. In March, the Fed signaled the end of a long period of declining interest rates by shifting the focus to the potential for a more restrictive monetary policy going forward. Economic forecasters generally raised their Gross Domestic Product forecasts during the period.

PERFORMANCE

For the six months ended April 30, 2002, IDEX PBHG Mid Cap Growth underperformed its benchmark, the Russell Mid Cap Growth Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Negatively contributing to the fund's performance compared to its benchmarks during the period were our holdings in the health care and technology sectors. The fund derived positive performance at times from non-technology consumer issues, including new holdings in retailing and restaurants. Later in the period, we initiated a small finance sector weighting, which contributed a positive return. Our selections in the services sector also fared well in the early months of 2002. Although overall technology holdings made a negative contribution, several semiconductor-related stocks did very well in the second half of the period, as the first signs of a recovery in orders became apparent.

OUTLOOK

Our greatest challenge during the period was quickly repositioning the fund to benefit from investors' preference for low-priced stocks late in 2001, while finding companies with attractive relative earnings outlooks. Amid increasingly favorable economic data, the markets have yet to turn the corner toward more stable results.

Looking forward, we believe the fund is well positioned as investor sentiment shifts from a defensive mentality to one of being more interested in rising earnings and the potential for companies to grow and surprise investors on the upside. A strengthening economy should bolster that possibility. We believe that improving confidence in the investment outlook logically and historically favors more growth-oriented investment disciplines. As always, we will continue to search for companies that, based on our research, appear to have prospects for above average, longer-term growth and that are expected to benefit from an economy that continues to improve.


Gary Pilgrim
Fund Manager
Pilgrim Baxter & Associates, Ltd.

INVESTMENT STYLE

"Growth" reflects companies with the potential to increase earnings faster than other companies. "Value" reflects companies that are thought to be undervalued (low P/E) relative to their stock price. Blend is a mixture of both philosophies.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/02

                                                      From            Inception
                         6 months      1 year       Inception           Date
Class A (NAV)              4.24%       (21.60)%      (0.65)%           3/1/99
Class A (POP)             (1.49)%      (25.91)%      (2.41)%           3/1/99
Russell MCG(1)             6.97%       (15.01)%       0.39%            3/1/99
Class B (NAV)              3.86%       (22.41)%      (1.41)%           3/1/99
Class B (POP)             (1.14)%      (26.29)%      (2.03)%           3/1/99
Class C (NAV)              3.86%       (22.41)%     (15.97)%          11/1/99
Class M (NAV)              3.98%       (22.24)%      (1.28)%           3/1/99
Class M (POP)              1.94%       (23.79)%      (1.59)%           3/1/99



NOTES

(1) The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX PILGRIM BAXTER MID CAP GROWTH


OBJECTIVE/FOCUS

Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

MARKET ENVIRONMENT

The period was characterized by slowing economic growth, persistent layoffs, decaying consumer confidence, and an easing monetary policy that failed to stimulate the economy. High growth and technology-related stocks were hardest hit as major market indices declined for most of the period. The one bright spot was the second quarter, when market averages got a welcome and needed break from the negative investor sentiment that had been plaguing markets and beating down stocks. However, despite encouraging market returns, the outlook for renewed earnings growth in the following months was challenged, as companies continued to site deteriorating business conditions. This weighed on performance during the latter part of the period and became magnified following the terrorist attacks. Markets closed the period with a rebound in the month of October.

PERFORMANCE

For the fiscal year ended October 31, 2001, IDEX Pilgrim Baxter Mid Cap underperformed its benchmark, the Russell Mid Cap Growth Index. Please refer to the Performance Table on the next page for further information.

STRATEGY REVIEW

Most of the past year has been spent with dashed expectations for economic recovery. One quarter after another has been predicted to be the bottom of the economic downturn, with recovery, as the result of aggressive monetary easing and fiscal stimulus, forecasted to follow soon after. Our challenge has been to focus on those companies and sectors realizing growth as a result of solid fundamentals. Over the past year, this has become increasingly difficult, as the number of companies in this category has diminished amid the recessionary environment. For the most part, we have looked to healthcare stocks to cushion losses and help position the portfolio favorably for when the economy shifts. We have also worked to reduce our exposure to business sensitive stocks, particularly technology, which continued to disappoint investors, in favor of those companies we believe have the potential to withstand economic uncertainty. Our exposure to technology also declined due to the sector's overall devaluation. Generally, however, we made very few adjustments to the fund in response to the increased probability of recession or the terrorist attacks, believing it more prudent to adhere to our long-term approach.

OUTLOOK

At this point, very few industries have been untouched by the slowdown in business activity. Of course, the events of September 11th accelerated growing uncertainty to the point where normal business abruptly halted and the pace of the economic deceleration seems to have been magnified. Looking ahead, both fiscal and monetary policies are critical. The primary concern of policymakers centers on investor and business confidence. These are normal considerations in a recession, but their urgency is magnified as a result of the terrorist attacks.

Our task as growth managers does not change. We continue to pursue companies that we believe have the best opportunities for growth in the quarters ahead. While technology remains a major portion of the portfolio, healthcare has now become the largest sector representation. Demographics and the pace of medical advancements create more opportunities for this sector to grow. This is not a top-down judgment; rather it is our view that opportunities in the healthcare sector have expanded based on our company-by-company analysis. Going forward, we will continue to emphasize companies that we believe lead their industries and have large markets within which to grow. Our expectation is that these companies will reemerge with rapid growth characteristics once we return to a more normal market environment.



Gary Pilgrim
Fund Manager
Pilgrim Baxter & Associates, Ltd.

INVESTMENT STYLE

Growth reflects companies with the potential to increase earnings faster than other companies. Value reflects companies that are thought to be undervalued (low P/E) relative to their stock price. Blend is a mixture of both philosophies.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/01

                                     From            Inception
                      1 year       Inception           Date
Class A (NAV)        (55.87)%       (2.31)%           3/1/99
Class A (POP)        (58.30)%       (4.35)%           3/1/99
Russell MCG(1)       (42.78)%       (2.03)%           3/1/99
Class B (NAV)        (56.42)%       (3.05)%           3/1/99
Class B (POP)        (58.60)%       (4.15)%           3/1/99
Class C (NAV)        (56.42)%      (21.02)%          11/1/99
Class M (NAV)        (56.33)%       (2.94)%           3/1/99
Class M (POP)        (57.20)%       (3.30)%           3/1/99


NOTES

(1) The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.


The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

INVESTMENTS BY SECTOR AS A PERCENTAGE OF NET ASSETS

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                     PART B
                                IDEX Mutual Funds

--------------------------------------------------------------------------------

                       Statement of Additional Information
                                December 5, 2002

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of                                  By and in Exchange for Shares of
IDEX PBHG Technology & Communications (the "Acquired Fund")                   IDEX PBHG Mid Cap Growth (the "Acquiring Fund")
570 Carillon Parkway, St. Petersburg, Florida 33716                           570 Carillon Parkway, St. Petersburg, Florida 33716

This Statement of Additional Information is available to the shareholders of Acquired Fund in connection with a proposed transaction whereby all of the assets and liabilities of Acquired Fund will be transferred to Acquiring Fund in exchange for shares of Acquiring Fund.

This Statement of Additional Information of Acquiring Fund consists of this cover page, proforma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for IDEX Mutual Funds dated November 11, 2002.

2. The Financial Statements of Acquired Fund and Acquiring Fund as included in the IDEX Annual Report and the IDEX Semi-Annual Report filed on Form N-30D for the year ended October 31, 2001 and the fiscal period ended April 30, 2002, Registration No. 033-02659 (Annual Report filed December 28, 2001 and Semi-Annual Report filed June 27, 2002).

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated December 5, 2002 relating to the reorganization of Acquired Fund may be obtained, without charge, by writing to IDEX Mutual Funds at 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling (888) 233-4339. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              PRO FORMA INFORMATION



PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2002

                                                                                    IDEX PBHG
                                                             IDEX PBHG MID CAP    TECHNOLOGY &
                                                                  GROWTH         COMMUNICATIONS      PRO FORMA FUND
                                                             -----------------  -----------------  ------------------
                                                      % OF
                    DESCRIPTION                        TNA   SHARES    VALUE    SHARES    VALUE    SHARES     VALUE
---------------------------------------------------   ----   ------  ---------  ------  ---------  ------   ---------
  COMMON STOCK
  Basic Materials                                     0.5%
     Chemicals

      OM Group, Inc.                                         8,000  $  534,000      --  $      --   8,000  $  534,000
                                                                    ----------          ---------          ----------

  Communications                                      4.7%
     Broadcasting                                     0.1%

      Radio One, Inc. *                                         --          --   6,200    132,680   6,200     132,680
                                                                     ---------          ---------          ----------

     Cable TV                                         0.0%

Adelphia Communications Corp. *                                 --          --   4,000     24,080   4,000      24,080
                                                                     ---------          ---------          ----------

     Telecommunications Equipment                     4.2%

      Advanced Fibre Communications, Inc. *                 41,400     734,436      --         --  41,400     734,436

      Harmonic, Inc. *                                          --          --  24,000    193,200  24,000     193,200

      L-3 Communications Holdings, Inc. *                   11,200   1,431,136      --         --  11,200   1,431,136

      Polycom, Inc. *                                           --          --   3,700     76,294   3,700      76,294

      QUALCOMM, Inc. *                                          --          --  27,300    823,368  27,300     823,368

      Terayon Communications Systems, Inc. *                    --          --  26,100     62,640  26,100      62,640

      UTStarcom, Inc. *                                     43,100   1,055,950      --         --  43,100   1,055,950
                                                                    ----------         ----------          ----------

                                                                     3,221,522          1,155,502           4,377,024
                                                                    ----------         ----------          ----------
     Telecommunications Services                      0.4%

      AT&T Wireless Services, Inc. *                            --          --  30,293    271,122  30,293     271,122

      Extreme Networks, Inc. *                                  --          --  17,600    158,224  17,600     158,224
                                                                    ----------         ----------          ----------

                                                                            --            429,346             429,346
                                                                    ----------         ----------          ----------
  Consumer Cyclical                                  10.8%
     Restaurants                                      3.7%

      California Pizza Kitchen, Inc. *                       3,000      70,200      --         --   3,000      70,200

      Darden Restaurants, Inc.                              12,900     514,710      --         --  12,900     514,710

      Starbucks Corp. *                                     45,800   1,045,156      --         --  45,800   1,045,156

      Sonic Corp. *                                         19,900     583,269      --         --  19,900     583,269

      The Cheesecake Factory, Inc.                          37,700   1,569,451      --         --  37,700   1,569,451
                                                                    ----------         ----------          ----------

                                                                     3,782,786                 --           3,782,786
                                                                    ----------         ----------          ----------



     Retail/Apparel                                   1.2%

      Chico's FAS, Inc.                                     11,150     402,292      --         --  11,150     402,292

      Ross Stores, Inc.                                     20,600     836,566      --         --  20,600     836,566
                                                                    ----------         ----------          ----------

                                                                     1,238,858                 --           1,238,858
                                                                    ----------         ----------          ----------
     Retail/Broadline                                 2.5%

      99 Cents Only Stores                                  39,733   1,234,902      --         --  39,733   1,234,902

      CDW Computer Centers, Inc. *                           9,700     531,560      --         --   9,700     531,560

      Family Dollar Stores, Inc.                            22,400     775,040      --         --  22,400     775,040
                                                                    ----------         ----------          ----------

                                                                     2,541,502                 --           2,541,502
                                                                    ----------         ----------          ----------
     Retail/Grocery                                   1.0%

      Whole Foods Market, Inc. *                            21,500   1,005,340      --         --  21,500   1,005,340
                                                                    ----------         ----------          ----------

     Retail/Specialty                                 2.4%

      Bed, Bath & Beyond, Inc. *                            18,000     669,060      --         --  18,000     669,060

      Dollar Tree Stores, Inc. *                             6,400     244,096      --         --   6,400     244,096

      Michaels Stores, Inc. *                               12,400     501,580      --         --  12,400     501,580

      O'Reilly Automotive, Inc. *                           11,500     372,485      --         --  11,500     372,485

      Williams-Sonoma, Inc. *                               12,000     691,320      --         --  12,000     691,320
                                                                    ----------         ----------          ----------

                                                                     2,478,541                 --           2,478,541
                                                                    ----------         ----------          ----------
  Consumer Non-Cyclical                              32.7%
     Biotechnology                                    1.3%

      KLA-Tencor Corp. *                                        --          --  11,800    695,846  11,800     695,846

      Pharmaceutical Product Development, Inc. *            14,000     352,520      --         --  14,000     352,520

      Varian, Inc. *                                         8,600     290,164      --         --   8,600     290,164
                                                                    ----------         ----------          ----------

                                                                       642,684            695,846           1,338,530
                                                                    ----------         ----------          ----------
     Commercial Services/Business                     3.6%

      Concord EFS, Inc. *                                       --          --   4,800    151,795   4,800     151,795

      Corporate Executive Board Company (The) *             36,800   1,398,400      --         --  36,800   1,398,400

      eBay, Inc. *                                              --          --  20,500  1,088,550  20,500   1,088,550

      Overture Services, Inc. *                                 --          --  31,600  1,080,404  31,600   1,080,404
                                                                    ----------         ----------          ----------

                                                                     1,398,400          2,320,749           3,719,149
                                                                    ----------         ----------          ----------

     Commercial Services/Education                    5.9%

      Apollo Group, Inc. Class A *                          56,400   2,162,376      --         --  56,400   2,162,376

      Career Education Corp. *                              42,100   1,892,395      --         --  42,100   1,892,395

      Corinthian Colleges, Inc. *                           33,500   1,972,815      --         --  33,500   1,972,815
                                                                    ----------         ----------          ----------

                                                                     6,027,586                 --           6,027,586
                                                                    ----------         ----------          ----------
     Commercial Services/Technology                   6.4%

      AOL Time Warner, Inc. *                                   --          --  31,300    595,326  31,300     595,326

      Automatic Data Processing, Inc.                           --          --   2,900    147,436   2,900     147,436

      CACI International, Inc. Class A                      23,800     718,141      --         --  23,800     718,141


      ChoicePoint, Inc. *                                   20,200   1,119,888      --          -  20,200   1,119,888

      Documentum, Inc.                                      35,200     683,584   9,700    188,374  44,900     871,958

      Juniper Networks, Inc. *                                  --          --  14,300    144,573  14,300     144,573

      Mercury Interactive Corp. *                           12,600     469,602  14,800    551,596  27,400   1,021,198

      The BISYS Group, Inc. *                               53,700   1,836,540   4,500    153,900  58,200   1,990,440
                                                                    ----------         ----------          ----------

                                                                     4,827,755          1,781,205           6,608,960
                                                                    ----------         ----------          ----------
     Healthcare Products                              2.2%

      CYTYC Corp. *                                         19,600     307,916      --         --  19,600     307,916

      Varian Medical Systems, Inc. *                        45,000   1,950,750      --         --  45,000   1,950,750
                                                                    ----------         ----------          ----------

                                                                     2,258,666                 --           2,258,666
                                                                    ----------         ----------          ----------
     Healthcare Services                             12.5%

      Accredo Health, Inc. *                                14,800     958,004      --         --  14,800     958,004

      AdvancePCS                                            40,900   1,382,829      --         --  40,900   1,382,829

      Community Health Systems, Inc. *                      32,900     954,758      --         --  32,900     954,758

      Cross Country, Inc.                                   12,300     372,198      --         --  12,300     372,198

      Express Scripts, Inc.                                 27,900   1,763,559      --         --  27,900   1,763,559

      Laboratory Corp. of America Holdings *                12,700   1,259,840      --         --  12,700   1,259,840

      LifePoint Hospitals, Inc. *                            9,300     390,600      --         --   9,300     390,600

      Mid Atlantic Medical Services, Inc.                   19,100     695,813      --         --  19,100     695,813

      Pediatrix Medical Group, Inc. *                       27,900   1,311,021      --         --  27,900   1,311,021

      Province Healthcare Company *                         21,700     835,667      --         --  21,700     835,667

      Renal Care Group, Inc. *                              16,900     599,950      --         --  16,900     599,950

      Triad Hospitals, Inc. *                               11,900     499,800      --         --  11,900     499,800

      Trigon Healthcare, Inc. *                              9,600     966,336      --         --   9,600     966,336

      WellPoint Health Networks, Inc. *                     12,000     900,960      --         --  12,000     900,960
                                                                    ----------         ----------          ----------

                                                                    12,891,335                 --          12,891,335
                                                                    ----------         ----------          ----------
     Pharmaceuticals                                  0.8%

      First Horizon Pharmaceutical Corp.                    15,300     398,412      --         --  15,300     398,412

      Medicis Pharmaceutical Corp. Class A *                 8,100     433,755      --         --   8,100     433,755
                                                                    ----------         ----------          ----------

                                                      2.9%             832,167                 --             832,167
                                                                    ----------         ----------          ----------
   Financial                                          2.0%
     Banks

      Associated Banc-Corp                                   6,950     260,347      --         --   6,950     260,347

      Commerce Bancorp, Inc.                                10,300     508,717      --         --  10,300     508,717

      Greater Bay Bancorp                                   18,800     629,612      --         --  18,800     629,612

      Investors Financial Services Corp.                     8,500     625,940      --         --   8,500     625,940
                                                                    ----------         ----------          ----------

                                                                     2,024,616                 --           2,024,616
                                                                    ----------         ----------          ----------
     Savings & Loan                                   0.9%

       Independence Community Bank Corp.                    14,100     459,519      --         --  14,100     459,519

       New York Community Bancorp                           14,200     421,172      --         --  14,200     421,172
                                                                    ----------         ----------          ----------

                                                                       880,691                 --             880,691
                                                                    ----------         ----------          ----------
  Industrial                                          8.6%
     Aerospace/Defense                                1.7%

      Alliant Techsystems, Inc. *                           16,300   1,755,510      --         --  16,300   1,755,510
                                                                    ----------         ----------          ----------

     Electronics                                      0.2%

      Gemstar-TV Guide International, Inc. *                    --          --  25,600    229,376  25,600     229,376
                                                                    ----------         ----------          ----------

     Engineering/Construction                         1.2%

      Jacobs Engineering Group, Inc.                        30,400   1,199,584      --         --  30,400   1,199,584
                                                                    ----------         ----------          ----------

     Environmental Control                            2.2%

      Mykrolis Corp.                                            --          --  29,200    430,408  29,200     430,408

      Photon Dynamics, Inc.                                  9,800     474,712      --         --   9,800     474,712

      Waste Connections, Inc.                               37,600   1,327,280      --         --  37,600   1,327,280
                                                                    ----------         ----------          ----------

                                                                     1,801,992            430,408      --   2,232,400
                                                                    ----------         ----------          ----------
     Machinery-Diversified                            3.3%

      Applied Materials, Inc. *                                 --          --  43,600  1,060,352  43,600   1,060,352

      FEI Company                                               --          --   6,600    174,438   6,600     174,438

      Kulicke and Soffa Industries, Inc. *                  43,500     789,090  16,200    293,868  59,700   1,082,958

      Lam Research Corp. *                                  33,500     859,610  10,400    266,864  43,900   1,126,474
                                                                    ----------         ----------          ----------

                                                                     1,648,700          1,795,522           3,444,222
                                                                    ----------         ----------          ----------
  Technology                                         35.1%
     Computers                                        1.7%

      EMC Corp. *                                               --          --  15,700    143,498  15,700     143,498

      Emulex Corp. *                                            --          --  40,200  1,165,398  40,200   1,165,398

      Netscreen Technologies, Inc.                              --          --  24,100    236,903  24,100     236,903

      Western Digital Corp. *                                   --          --  29,400    181,986  29,400     181,986
                                                                    ----------         ----------          ----------

                                                                            --          1,727,785           1,727,785
                                                                    ----------         ----------          ----------
     Office/Business Equipment                        1.4%

      Cisco Systems, Inc. *                                     --          --  82,400  1,207,160  82,400   1,207,160

      Jabil Circuit, Inc. *                                     --          --  12,700    259,207  12,700     259,207
                                                                    ----------         ----------          ----------

                                                                            --          1,466,367           1,466,367
                                                                    ----------         ----------          ----------
     Semiconductors                                  20.3%

      Altera Corp. *                                            --          --  13,000    267,280  13,000     267,280

      Benchmark Electronics, Inc. *                             --          --   3,600    109,440   3,600     109,440

      Broadcom Corp. Class A *                              10,700     369,150  48,600  1,676,700  59,300   2,045,850

      ChipPAC, Inc.-A                                           --          --  26,600    243,390  26,600     243,390

      Conexant Systems, Inc. *                                  --          --  39,800    405,960  39,800     405,960

      Cymer, Inc. *                                         15,500     732,685      --         --  15,500     732,685

      Finisar Corp. *                                           --          --  51,800    331,002  51,800     331,002

      GlobespanVirata, Inc.                                  1,900      11,210  37,200    219,480  39,100     230,690

      Integrated Circuit Systems, Inc.                       8,400     167,160      --         --   8,400     167,160

      Intersil Corp. Class A +                              55,900   1,500,915  32,300    867,255  88,200   2,368,170

      Intel Corp.                                               --          --  10,900    311,849  10,900     311,849

      Linear Technology Corp.                                   --          --   8,900    345,854   8,900     345,854

      LSI Logic Corp. *                                         --          --  47,900    615,515  47,900     615,515

      Marvell Technology Group, Ltd. *                          --          --  31,000  1,116,000  31,000   1,116,000

      Maxim Integrated Products, Inc. *                         --          --  14,500    722,100  14,500     722,100

      Microchip Technology, Inc. *                          45,900   2,042,550       -          -  45,900   2,042,550

      Micron Technology, Inc. *                                 --          --   5,000    118,500   5,000     118,500

      Microtune, Inc.                                           --          --   9,600    107,040   9,600     107,040

      National Semiconductor Corp. *                            --          --   2,100     66,192   2,100      66,192

      Novellus Systems, Inc. *                              26,500   1,256,100   6,700    317,580  33,200   1,573,680

      Photronics, Inc.                                      14,500     479,515      --         --  14,500     479,515

      PMC - Sierra, Inc. *                                      --          --  21,000    326,760  21,000     326,760

      QLogic Corp. *                                        19,800     905,058      --         --  19,800     905,058

      RF Micro Devices, Inc. *                              15,000     261,000  43,500    756,900  58,500   1,017,900

      Semtech Corp. *                                       33,100   1,058,538      --         --  33,100   1,058,538

      Silicon Laboratories, Inc.                            15,900     470,004      --         --  15,900     470,004

      Taiwan Semiconductor Manufacturing
       Company, Ltd. ADR *                                      --          --  24,000    424,800  24,000     424,800

      Texas Instruments, Inc.                                   --          --  33,000  1,020,690  33,000   1,020,690

      Vitesse Semiconductor Corp. *                             --          --  26,700    159,666  26,700     159,666

      Xilinx, Inc. *                                            --          --  28,500  1,076,160  28,500   1,076,160
                                                                    ----------         ----------          ----------

                                                                     9,253,885         11,606,113          20,859,998
                                                                    ----------         ----------          ----------

     Software                                        11.7%

      Activision, Inc. *                                    19,100     601,268   6,600    207,768  25,700     809,036

      Ariba, Inc. *                                             --          --  71,400    267,750  71,400     267,750

      BEA Systems, Inc. *                                       --          --  12,200    130,784  12,200     130,784

      Brocade Communications Systems, Inc. *                    --          --  47,600  1,218,084  47,600   1,218,084

      Electronic Arts, Inc. *                               22,700   1,340,435      --         --  22,700   1,340,435

      Integrated Defense Technology, Inc.                   22,000     658,900      --         --  22,000     658,900

      JDA Software Group, Inc.                              38,700   1,170,288      --         --  38,700   1,170,288

      Microsoft Corp. *                                         --          --  26,400  1,379,664  26,400   1,379,664

      PeopleSoft, Inc. *                                        --          --   9,800    227,066   9,800     227,066

      Quest Software, Inc. *                                    --          --  10,800    140,400  10,800     140,400

      Rational Software Corp. *                                 --          --  12,800    186,496  12,800     186,496

      Retek, Inc. *                                         33,100     781,127   3,400     80,237  36,500     861,364

      Teradyne, Inc. *                                      28,000     922,600  19,100    629,345  47,100   1,551,945

      THQ, Inc. *                                           13,300     466,298   6,900    241,914  20,200     708,212

      Siebel Systems, Inc. *                                    --          --  41,700  1,008,723  41,700   1,008,723

      Sun Microsystems, Inc. *                                  --          --  17,700    144,786  17,700     144,786

      VERITAS Software Corp. *                                  --          --   9,200    260,728   9,200     260,728
                                                                    ----------         ----------          ----------

                                                                     5,940,916          6,123,745          12,064,661
                                                                    ----------         ----------          ----------

TOTAL COMMON STOCK MARKET VALUE                      95.3%          68,187,036         29,918,724          98,105,760
                                                                    ----------         ----------          ----------

TOTAL COMMON STOCK COST                                             59,290,183         36,300,122          95,590,305
                                                                    ----------         ----------          ----------

  CONVERTIBLE PREFERRED STOCK
     Communications                                   0.1%
      Telecommunications Equipment

      Nokia Corp. OY ADR                                        --          --   8,700    141,462   8,700     141,462
                                                                    ----------         ----------          ----------

TOTAL CONVERTIBLE PREFERRED STOCK COST                                      --            209,490             209,490
                                                                    ----------         ----------          ----------


                                                         PRINCIPAL    VALUE     PRINCIPAL    VALUE      PRINCIPAL     VALUE
                                                         ---------  ---------   ---------  ---------    ---------  ------------
SHORT-TERM SECURITIES                          5.1%
  Time Deposit
      State Street Bank & Trust Eurodollar
       Time Deposit
        0.750%  5-1-2002 (cost $4,656,933)               4,656,933  $4,656,933         --         --    4,656,933  $  4,656,933

      State Street Bank & Trust Eurodollar
       Time Deposit

           0.500%  5-1-2002 (cost $599,048)                     --          --    599,048      599,048    599,048       599,048
                                                                   -----------             -----------             ------------

TOTAL SHORT-TERM MARKET VALUE                                        4,656,933                 599,048                5,255,981
                                                                   -----------             -----------             ------------

TOTAL SHORT-TERM COST                                                4,656,933                 599,048                5,255,981
                                                                   -----------             -----------             ------------

TOTAL INVESTMENTS                              100.6%               72,843,969              30,659,234              103,503,203
                                                                   -----------             -----------             ------------


TOTAL INVESTMENTS COST                                              63,947,116              37,108,660              101,055,776
                                                                   -----------             -----------             ------------

OTHER ASSETS (LIABILITIES)                      -0.6%                   23,274                (592,415)                (569,141)
                                                                   -----------             -----------             ------------

NET ASSETS (100.0%)                            100.0%              $72,867,243             $30,066,819             $102,934,062
                                                                   ===========             ===========             ============

      See accompanying notes to unaudited pro forma financial statements.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (unaudited)
April 30, 2002
All numbers (except per share amounts) in thousands

                                                                                 IDEX PBHG
                                                              IDEX PBHG Mid      Technology &
                                                               Cap Growth       Communications    Adjustments       Pro Forma Fund
                                                              --------------    --------------   --------------     --------------
ASSETS:
Investment securities, at market value                        $       72,844   $       30,659   $           --       $      103,503
Cash                                                                      24               15               --                   39
Receivables:
  Investment securities sold                                             330               --               --                  330
  Shares of beneficial interest sold                                      13               56               --                   69
  Interest                                                                --               --               --                   --
  Dividends                                                                4                1               --                    5
  Due from investment adviser                                             29               29               --                   58
Other                                                                      2                2               --                    4

                                                              --------------    --------------  ---------------      --------------
Total Assets                                                          73,246           30,762               --              104,008
                                                              --------------    --------------  ---------------      --------------

LIABILITIES:
Accounts payable:
  Investment securities purchased                                        159              554               --                  713
  Shares of beneficial interest redeemed                                  25               28               --                   53
Accrued liabilities:
  Management and advisory fees                                            --               --               --                   --
  Distribution fees                                                       46               21               --                   67
  Transfer agent fees and expenses                                       118               71               --                  189
Other                                                                     31               21               --                   52

                                                              --------------    --------------  ---------------      --------------
Total Liabilities                                                        379              695               --                1,074
                                                              --------------    --------------  ---------------      --------------

Net Assets                                                    $       72,867   $       30,067   $           --       $      102,934
                                                              ==============   ===============  ===============      ==============
Investment Securities, at cost                                $       63,947   $       37,109   $           --       $      101,056

NET ASSETS CONSIST OF:
Shares of beneficial interest, unlimited shares
   authorized                                                        170,480          126,194               --              296,674
Undistributed net investment income (loss) or (distribution
   in excess of net investment income)                                  (751)            (420)              --               (1,171)
Undistributed net realized gain (loss) from investments and
   Foreign currency transactions                                    (105,757)         (89,258)              --             (195,015)
Net unrealized appreciation (depreciation) of investments
   And translation of foreign denominated
   assets/liabilities                                                  8,895           (6,449)              --                2,446

                                                              --------------    --------------  ---------------      --------------
Net Assets                                                    $       72,867   $       30,067   $           --       $      102,934

                                                              ==============   ===============  ===============      ==============
Investment securities, at cost                                $       63,947   $       37,109   $           --       $      101,056
                                                              ==============   ===============  ===============      ==============

Net Assets: Class A                                           $       24,357   $        9,225   $           --       $       33,582
Net Assets: Class B                                                   34,422           15,287               --               49,709
Net Assets: Class C                                                    9,151            3,275               --               12,426
Net Assets: Class M                                                    4,937            2,280               --                7,217
                                                              --------------    --------------  ---------------      --------------
                                                              $       72,867   $       30,067   $           --       $      102,934
                                                              ==============   ===============  ===============      ==============

Outstanding Shares: Class A                                            2,530            5,732           (4,773)(a)            3,489
Outstanding Shares: Class B                                            3,661            9,777           (8,151)(a)            5,287
Outstanding Shares: Class C                                              973            2,095           (1,746)(a)            1,322
Outstanding Shares: Class M                                              523            1,452           (1,210)(a)              765

Net Asset Value: Class A                                      $         9.63   $         1.61                        $         9.63
Net Asset Value: Class B                                      $         9.40   $         1.56                        $         9.40
Net Asset Value: Class C                                      $         9.40   $         1.56                        $         9.40
Net Asset Value: Class M                                      $         9.44   $         1.57                        $         9.44

Offering Price: Class A                                       $        10.19   $         1.70                        $        10.19
Offering Price: Class M                                       $         9.54   $         1.59                        $         9.54

Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000. See accompanying notes to unaudited pro forma financial statements.

PRO FORMA STATEMENT OF OPERATIONS (unaudited)
For the period from May 1, 2001 through April 30, 2002
All numbers (except per share amounts) in thousands

                                                                          IDEX PBHG
                                                        IDEX PBHG Mid    Technology &
                                                         Cap Growth     Communications    Adjustments        Pro Forma Fund
                                                       --------------   --------------   --------------      --------------
       Investment Income:
       Interest                                        $          174   $           24   $           --      $          198
       Dividends                                                   30               20               --                  50
       Less withholding taxes on foreign dividends                 (1)              (1)              --                  (2)

                                                       --------------   --------------   --------------      --------------
                                                                  203               43               --                 246
                                                       --------------   --------------   --------------      --------------

       Expenses:

       Management and advisory fees                               653              393              (53)(b)             993
       Transfer agent fees and expenses                           818              513               --               1,331
       Custody and accounting fees and expenses                    68               52               (1)(c)             119
       Registration fees                                           56               46               --                 102

       Trustees fees and expenses                                   2                1               (1)(f)               2

       Audit fees and expenses                                     14                8               (8)(d)              14
       Other                                                      173              111               --                 284

       Distribution and service fees:
       Class A                                                     94               41               --                 135
       Class B                                                    385              196               --                 581
       Class C                                                     99               49               --                 148
       Class M                                                     56               28               --                  84

                                                       --------------   --------------   --------------      --------------
       Gross Expenses                                           2,418            1,438              (63)              3,793

       Less fee waivers and reimbursements
         by the investment adviser                               (728)            (520)             141(e)           (1,107)

                                                       --------------   --------------   --------------      --------------
       Net Expenses                                             1,690              918               78               2,686
                                                       --------------   --------------   --------------      --------------

       Net Investment Income (Loss)                            (1,487)            (875)             (78)             (2,440)
                                                       --------------   --------------   --------------      --------------

       Realized Gain (Loss) on Investments,
          Futures/Options Contracts and
          Foreign Currency Transactions:
       Net realized gain (loss) during the period on:
            Investments                                       (30,998)         (33,635)              --             (64,633)
            Futures/options contracts                              --               --               --                  --
            Foreign currency transactions                          --               --               --                  --

                                                       --------------   --------------   --------------      --------------
                                                              (30,998)         (33,635)              --             (64,633)
                                                       --------------   --------------   --------------      --------------

       Unrealized Gain (Loss) on Investments,
          Futures/Options Contracts and
          Foreign Currency Transactions:
       Net unrealized appreciation (depreciation)
          during the period on:
          Investments                                          10,049            9,405               --              19,454
          Futures/options contracts                                --               --               --                  --
          Translation of assets and liabilities
           denominated in foreign currency                         --               --               --                  --

                                                       --------------   --------------   --------------      --------------
                                                               10,049            9,405               --              19,454
                                                       --------------   --------------   --------------      --------------

       Net Gain (Loss) on Investments,
         Futures/Options Contracts
         and Foreign Currency Transactions                    (20,949)         (24,230)              --             (45,179)
                                                       --------------   --------------   --------------      --------------

       Net Increase (Decrease) in Net Assets
         Resulting from Operations                     $      (22,436)  $      (25,105)  $          (78)     $      (47,619)
                                                       ==============   ==============   ==============      ==============

Amounts shown as "--" represent amounts that are zero or those that round to less than $1,000. See accompanying notes to unaudited pro forma financial statements.

                     Notes to Pro Forma Financial Statements
                           for Reorganization between
       IDEX PBHG Mid Cap Growth and IDEX PBHG Technology & Communications
                                 April 30, 2002
                                   (unaudited)


1.       General Information and Basis for Combination/Presentation

The accompanying unaudited pro forma financial statements are an integral part of the Proxy Statement/Prospectus within which they are contained and are presented to illustrate the effects of the proposed merger whereby IDEX PBHG Mid Cap Growth (the "Acquiring Fund") would acquire substantially all of the assets and assume substantially all of the liabilities of IDEX PBHG Technology & Communications (the "Fund") in exchange for Class A, B, C, L and M shares of the Acquiring Fund (in like proportion to the shares of the Fund on or about March 1, 2003). A full discussion of the proposed merger is described elsewhere in the Proxy Statement/Prospectus.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor since this fund's investment object/style, fee and expense structure, and sub-adviser/portfolio manager would all remain in tact with the combined fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for Class A, B, C, L and M shares of the Acquiring Fund will be treated and thereby accounted for as a tax-free reorganization. The reorganization would be accomplished by an acquisition of the net assets of the Fund in exchange for Class A, B, C, L and M shares of the Acquiring Fund at net asset value. Since Class L commenced operations November 11, 2002, no information on Class L is reported in these proforma financial statements. The unaudited pro forma Schedule of Investments and the unaudited pro forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on April 30, 2002. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective on May 1, 2001 to report operations for the twelve months ended April 30, 2002.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and Schedules of Investments of the Fund and the Acquiring Fund, which are included in the IDEX Mutual Funds semi-annual report dated April 30, 2002.


2.       Pro Forma Adjustments

The accompanying unaudited pro forma Schedule of Investments and pro forma Statement of Assets and Liabilities reflect changes as if the reorganization had taken place on April 30, 2002. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective on May 1, 2001 to report operations of the combined funds for the twelve months ended April 30, 2002.

The Pro Forma adjustments below reflect the impact of the merger to:

(a) adjust shares outstanding of Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value;

(b) adjust Management and advisory fees to reflect the Acquiring Fund's fee rates based upon the Pro Forma Fund's average net assets for the period;

(c)      remove duplicate Custody fees and expenses;

(d)      remove duplicate Audit and accounting fees and expenses;

(e) adjust Fee waivers and expense reimbursements by the adviser to reflect the Acquiring Fund's expense limitation cap based upon the Pro Forma Fund's average net assets for the period;

(f)      remove duplicate Trustees fees and expenses.

No adjustments have been made to investments owned on the Schedule of Investments as the investments of the Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

3.       Management Agreement and Other Transactions

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the investment adviser of the Acquiring Fund. The Acquiring Fund pays ATFA a management and advisory fee calculated at an annual rate of 0.80% on the first $500 million of the Acquiring Fund's average daily net assets and 0.70% on the Acquiring Fund's average daily net assets over $500 million. This fee is calculated daily and paid monthly. ATFA and its affiliates also provide certain administrative services to the Fund such as transfer agent, financial and legal fund administration and other services.

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification

A policy of insurance covering ATFA, its subsidiaries, AFSG and all of the registered investment companies advised by ATFA insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws, which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) Restatement of Declaration of Trust and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

(2) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

(3)      Not Applicable

(4) Plan of Reorganization is filed herewith as Appendix A to the Prospectus/Proxy Statement.

(5)      See Exhibits 1 and 2.

(6) (a) Investment Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 29, as filed with the SEC on December 15, 1998.

         (b) Sub-Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 29, as filed with the SEC on December 15, 1998.

(7) Underwriting Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 33, as filed with the SEC on December 17, 1999.

(8) Trustees Deferred Compensation Plan is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2154), Post-Effective Amendment No. 25, as filed with the SEC on January 31, 1997.

(9) Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 49, as filed with the SEC on September 12, 2002.

(10) (a) Plans of Distribution under Rule 12b-1 are incorporated by reference to Registrant's Registration Statement on Form N-1A (File No.33-2659), Post-Effective Amendment No. 33, as filed with the SEC on December 17, 1999.

         (b) Amended and Restated Plan for Multiple Classes of Shares is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 43, as filed with the SEC on December 14, 2001.

(11) Opinion and Consent of Counsel is is incorporated herein by Registrant's reference to initial Registration stated as filed on Form N-14 (File No. 333-100972) as filed with the SEC on November 4, 2002.

(12)     Opinion and Consent of Dechert to be filed by post-effective amendment.


(13) Administrative Services Agreement, and Transfer Agent Agreement are incorporated herein by reference to Post-Effective Amendment Nos. 49 and 24, respectively, to the Registrant's Registration Statement on Form N-1A (File No 33-2659), as filed with the SEC on September 12, 2002 and November 15, 1996, respectively.

(14)     Consent of Independent Certified Public Accountants is filed herewith.


(15)     Not Applicable

(16) Powers of Attorney for the Registrant are incorporated herein by Registrant's reference to initial Registration stated as filed on Form N-14 (File No. 333-100972) as filed with the SEC on November 4, 2002.

(17) (a) Form of proxy card is incorporated herein by Registrant's reference to initial Registration stated as filed on Form N-14 (File No. 333-100972) as filed with the SEC on November 4, 2002.

         (b) The Registrant's Annual Report, dated October 31, 2001, and its Semi-Annual Report, dated April 30, 2002, are incorporated herein by reference.

         (c) Prospectus for IDEX Mutual Funds, dated November 11, 2002 is incorporated herein by reference.

Item 17.  Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and State of Florida on the 4th day of December, 2002.

                                       IDEX Mutual Funds

                                       By: /s/ Brian C. Scott
                                          ----------------------------
                                          Brian C. Scott*
                                          President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                                             Title                                          Date
            ---------                                             -----                                          ----
/s/ Brian C. Scott                                President and Chief Executive Officer                    December 4, 2002
----------------------------------
Brian C. Scott*

/s/ Thomas R. Moriarty                            Executive Vice President, Treasurer and                  December 4, 2002
----------------------------------                     Principal Financial Officer
Thomas R. Moriarty

/s/ Christopher G. Roetzer                        Vice President, Assistant Treasurer and                  December 4, 2002
----------------------------------                     Principal Accounting Officer
Christopher G. Roetzer

/s/ John R. Kenney                                              Chairman                                   December 4, 2002
----------------------------------
John R. Kenney*

/s/ Peter R. Brown                                            Vice Chairman                                December 4, 2002
----------------------------------
Peter R. Brown*

/s/ Larry N. Norman                                              Trustee                                   December 4, 2002
----------------------------------
Larry N. Norman*

/s/ Daniel Calabria                                              Trustee                                   December 4, 2002
----------------------------------
Daniel Calabria*

/s/ Charles C. Harris                                            Trustee                                   December 4, 2002
----------------------------------
Charles C. Harris*

/s/ William W. Short, Jr.                                        Trustee                                   December 4, 2002
----------------------------------
William W. Short, Jr.*

/s/ Jack E. Zimmerman                                            Trustee                                   December 4, 2002
----------------------------------
Jack E. Zimmerman*

/s/ Leo J. Hill                                                  Trustee                                   December 4, 2002
----------------------------------
Leo J. Hill*

/s/ Janice B. Case                                               Trustee                                   December 4, 2002
----------------------------------
Janice B. Case*

/s/ Russell A. Kimball, Jr.                                      Trustee                                   December 4, 2002
----------------------------------
Russell A. Kimball, Jr.*

/s/ John K. Carter
----------------------------------

* John K. Carter, as attorney in-
fact, pursuant to powers of
attorney filed herewith.

                                  EXHIBIT INDEX


(11)(12) Consent of Independent Certified Public Accountants